Going Concern	6 Months Ended
Jun. 30, 2025
Going Concern [Abstract]
Going Concern

Note 4 – Going Concern

As of June 30, 2025, the Company had total assets of USD 5.764 million, accumulated deficits of USD 164.797 million, negative working capital, and minimal ongoing revenue-generating operations. Management continues to evaluate the Company’s ability to continue as a going concern.

The Company is dependent on the completion of the planned reverse merger with MBody AI Corp. and on the receipt of future financing. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying interim financial statements do not include any adjustments relating to the recoverability of assets or classification of liabilities that might result from the outcome of this uncertainty.